Lease No:        7750
                                                        ------------------------
                                               Lease Date:      November 3, 1998
                                                          ----------------------
                                               Schedule No.:    1
                                                            --------------------
                                               Schedule Date:   November 3, 1998
                                                             -------------------

                              ASSUMPTION AGREEMENT

         This Assumption Agreement is made between ZIONS CREDIT CORPORATION ("Lessor"), VDC Communications, Inc. and VDC Telecommunications, Inc. as Co-Lessees ("Lessee"), and Wang Communications, Inc. dba West Comm ("Assignee"), and is ALSO considered as an amendment to Equipment Schedule No. 1 to the Master Lease No. 7750, entered into by Lessor and Lessee on November 3, 1998.

         WHEREAS, Lessee wishes to assign its interest in the Lease to Assignee, in consideration of the terms thereof, the parties mutually agree as follows:

         1. Lessee hereby assigns and transfers to Assignee all its right, title, and interest as Lessee in the above described Lease.

         2. Assignee hereby assumes all of the obligations of Lessee under said Lease and agrees to make payments of rental thereunder when due and to perform promptly all of the covenants, conditions, and stipulations contained therein.

         3.       This  assignment  shall   relieve  Lessee   from  all  of  its
                  obligations under said Lease.

         4.       Assignee  hereby  assumes  the  following   payment   schedule
                  beginning with the January 23, 2000 payment:


        Due Date             No. of Payments              Rent                  Use Tax                 Total
        --------             ---------------              ----                  -------                 -----

          23rd                     30@                 $16,766.10              $1,342.09             $18,118.19


                  Notices shall be sent to Assignee addressed as follows:

                            Wang Communications, Inc.
                        4155 E. Jewell Avenue, Suite 912
                                Denver, CO 80222

                                          ZIONS CREDIT CORPORATION
                                                   Lessor
                                          By:      /s/ Norman Weldon
                                             -----------------------------------
                                                       Norman Weldon

                                          Title:   Vice President
                                                --------------------------------
                                          Date:    December 20, 1999
                                               ---------------------------------

Wang Communications, Inc. dba West Comm.  VDC Communications, Inc. and VDC
         Assignee                         Telecommunications, Inc. as Co-Lessees
By:      /s/ Paul Wang                             Lessee
   ---------------------------            By:      /s/ Frederick A. Moran
             Paul Wang                       -----------------------------------
                                                       Frederick A. Moran
Title:   President & C.E.O.
      ------------------------            Title:   Chairman & C.E.O./President
                                                --------------------------------
Date:    December 13, 1999
     -------------------------            Date:    December 10, 1999
                                               ---------------------------------

         IN WITNESS WHEREOF,  I have  hereunto  set  my  hand  and  affixed  the
corporate seal of this   day of     , 19     .

                                          --------------------------------------
                                                   Secretary
STATE OF COLORADO
CITY & COUNTY OF DENVER

The foregoing was acknowledged before me this 13th day of December, 1999, by Paul Wang. My commission expires November 18, 2000.

                                          /s/ Eloise Anne Burchett
                                          --------------------------------------
                                          Notary Public